                                                                   EXHIBIT 10.25



                              AMENDMENT AND WAIVER
                                       TO
                              AMENDED AND RESTATED
                              FINANCING AGREEMENT
                            dated as of May 28, 1993



         THIS AMENDMENT dated as of March 25, 1996 is made by and among THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CITBC"), NATIONAL BANK OF CANADA, a Canadian chartered bank ("NBC", and together with CITBC, the "Lenders"), CITBC, in its capacity as the agent for the Lenders ("Agent"), and BUILDERS TRANSPORT, INC., a Georgia corporation ("Company").

                             Preliminary Statement


         The Company, the Agent, NBC, and CITBC are parties to that certain Amended and Restated Financing Agreement, dated as of May 28, 1993, as amended to date (the "Financing Agreement"). Terms defined in the Financing Agreement and not otherwise defined herein are used herein as therein defined.

         The Company, the Agent and the Lenders have agreed to amend certain financial covenants of the Financing Agreement and to waive instances of noncompliance by the Company with such financial covenants upon and subject to the terms of this Amendment.

         NOW, THEREFORE, in consideration of the Financing Agreement, the advances and other financial accommodations made thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendments to Financing Agreement. The Financing Agreement is hereby amended, subject to the provisions of Section 2 hereof, effective as of the date hereof, by amending Section 7 Representations, Warranties and Covenants by amending paragraphs 9, 13 and 14 thereof in their entireties to read, respectively, as follows:

            9. The Company shall maintain at the end of each fiscal quarter, a Net Worth of not less than:


             FISCAL PERIOD                              AMOUNT
             -------------                              ------
             For the fiscal quarter                  $37,000,000
             ending March 31,

             For the fiscal quarter         $37,250,000
             ending June 30, 1996

             For the fiscal quarter         $37,500,000
             ending September 30,
             1996 and each fiscal
             quarter thereafter

            13. The Company shall maintain at the end of each fiscal quarter, an Interest Coverage Ratio of at least:

             FISCAL PERIOD                    RATIO
             -------------                    -----
             For the fiscal quarter         0.75 to 1
             ending March 31, 1996

             For the fiscal quarter         0.60 to 1
             ending June 30, 1996

             For the fiscal quarter         0.70 to 1
             ending September 30,
             1996

             For each fiscal quarter        1.00 to 1
             ending on or after
             December 31, 1996

           14. The Company shall maintain at the end of each fiscal quarter, a Leverage Ratio of not more than:

             FISCAL PERIOD                    RATIO
             -------------                    -----
             For the fiscal quarters        6.25 to 1
             ending March 31 1996
             and June 30, 1996

             For the fiscal quarter         6.15 to 1
             ending September 30,
             1996

             For each fiscal quarter        6.00 to 1
             ending on or after
             December 31, 1996


         Section 2. Waiver. Subject to the provisions of Section 3, the Lenders hereby waive compliance and the effects of noncompliance by the Company with the provisions of Section 7, paragraph 9 to the extent that the Company's Net Worth as of December 31, 1995 was not less than $38,289,000 and Section 7, paragraph 14 to the extent that the Leverage Ratio as of December 31, 1995 was not greater than 6.11 to 1.

         Section 3. Effectiveness of Amendment. Sections 1 and 2 of this Amendment shall become effective as of the date hereof upon receipt by the Agent of the following, each in form and substance satisfactory to the Agent and the Lenders:

                 (a) at least five copies of this Amendment, each duly executed and delivered by the Company and each Lender;

                 (b) an Officer's Certificate executed by an authorized officer of the Company to the effect that after giving effect to this Amendment
(i) all representations and warranties of the Company set forth in the Financing Agreement and in any other document, instrument or agreement entered into in connection with the Financing Agreement (together with the Financing Agreement, the "Loan Documents") are true and correct in all material respects on and as of the date thereof and (ii) the Company is in compliance with all of the terms and provisions set forth in the Financing Agreement and the other Loan Documents;

                 (c) confirmations duly executed and delivered by the Guarantors of their Guaranties and the Pledge Agreements in the form attached to this Amendment; and

                 (d) such other documents, instruments and certificates as the Agent or any Lender may reasonably request in connection with the transactions contemplated by this Amendment.

         Section 4. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Financing Agreement and in the Loan Documents to "the Amended and Restated Financing Agreement," "the Financing Agreement," "hereunder," "hereof" and words of like import referring to the Financing Agreement, shall mean and be references to the Financing Agreement as amended by this Amendment. Except as expressly amended hereby, the Financing Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 5.       Counterpart Execution; Governing Law.

                 (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


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

                 (b) Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Georgia, without giving effect to principles of conflicts of laws.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


[CORPORATE SEAL]                   BUILDERS TRANSPORT, INC.,
                                   a Georgia corporation, as the
ATTEST:                              Company

T.M. Guthrie
------------------------
[Assistant] Secretary              By: Robert Fox
                                      --------------------------------------
                                   Title: Executive Vice President &
                                          Chief Financial Officer
                                          ----------------------------------



                                   THE CIT GROUP/BUSINESS
                                     CREDIT, INC., a New York
                                     corporation, as Agent and as
                                     a Lender


                                   By: Robert Bernier
                                      --------------------------------------
                                   Title:Vice President
                                         -----------------------------------


                                   NATIONAL BANK OF CANADA,
                                     a Canadian chartered bank

                                   By: Charles Collie
                                      --------------------------------------
                                   Title: Vice President & Manager
                                         -----------------------------------

                                   By: Dan Shaw
                                      --------------------------------------
                                   Title: Assistant Vice President
                                         -----------------------------------

                CONSENT, RELEASE AND CONFIRMATION OF GUARANTORS


         Each of the undersigned, each a "Guarantor" as defined in the Amended and Restated Financing Agreement dated May 28, 1993 among Builders Transport, Inc., as borrower, The CIT Group/Business Credit, Inc., as Agent for the Lenders (as such term is defined therein) and as a Lender and National Bank of Canada, as a Lender, hereby acknowledges receipt of the foregoing Amendment and Waiver to Amended and Restated Financing Agreement and confirms for the benefit of the Agent and the Lenders, that each of the Guaranty or Non-Recourse Guaranty, as the case may be, dated January 3, 1992, as amended, executed and delivered by the undersigned continues in full force and effect as a guaranty in accordance with its terms and continues to be secured by any collateral therefor and that each of the undersigned hereby waives and releases any and all claims it may have against the Agent or any Lender or any of their respective shareholders, directors, employees or agents arising out of any event or circumstance existing on or prior to the date hereof and arising under the Original Financing Agreement (as defined in the aforesaid Amended and Restated Financing Agreement), the aforesaid Amended and Restated Financing Agreement, the Guaranty, the Non-Recourse Guaranty or any related document or in connection with the transactions contemplated thereby.

                                    BUILDERS TRANSPORT OF TEXAS, INC.



                                    By  Robert Fox
                                      ------------------------------
                                      Name:  Robert Fox
                                      Title: Chief Financial Officer

                                    CCG, INC.



                                    By  Robert Fox
                                      ------------------------------
                                      Name:  Robert Fox
                                      Title: Chief Financial Officer

                                    BUILDERS TRANSPORT, INCORPORATED


                                    By  Robert Fox
                                      ------------------------------
                                      Name:  Robert Fox
                                      Title: Chief Financial Officer